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                                                                 EXHIBIT (8)(d)

                                   PORTFOLIOS

         This EXHIBIT A, dated _____________, 1998, is that certain Exhibit A to a Custodian Services Agreement dated as of ___________, 1998 between the undersigned parties. This Exhibit
A supersedes all previously dated Exhibits A.


                                Money Market Fund
                          Government Money Market Fund
                           Treasury Money Market Fund
                          Tax Exempt Money Market Fund
                             Intermediate Bond Fund
                              Ohio Tax Exempt Fund
                            National Tax Exempt Fund
                               Equity Growth Fund
                               Equity Income Fund
                              Small Cap Value Fund
                              Enhanced Income Fund
                           Total Return Advantage Fund
                    Pennsylvania Tax Exempt Money Market Fund
                                    Bond Fund
                                    GNMA Fund
                           Pennsylvania Municipal Fund
                            International Equity Fund
                                Equity Index Fund
                                Core Equity Fund
                              Small Cap Growth Fund
                           Real Return Advantage Fund
                             Tax Managed Equity Fund
                                Equity Index Fund
                           Aggressive Allocation Fund
                            Balanced Allocation Fund
                          Conservative Allocation Fund
                              Emerging Markets Fund
                               Mid Cap Growth Fund
                          Michigan Municipal Bond Fund
                                Treasury II Fund


                                            NATIONAL CITY BANK


                                            By:
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                                            Title:
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                                            ARMADA FUNDS

                                            By:
                                               --------------------------------

                                            Title:
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